                         Fixed Rate Mortgage Loan Group
                            Statistical Mortgage Pool

              Mortgage Rates for the Fixed Rate Mortgage Loan Group

                                               Number of        Aggregate Principal Balance        Percent of
 Range of Mortgage Rates                    Mortgage Loans               Outstanding               Loan Group
 -----------------------                    --------------      ---------------------------        ----------
 5.500% to 5.999%....................                 1                   $    221,906                0.0%
 6.000% to 6.499%....................                12                      2,243,296                0.4
 6.500% to 6.999%....................                83                     14,173,828                2.3
 7.000% to 7.499%....................               234                     34,455,031                5.6
 7.500% to 7.999%....................               521                     68,947,986               11.2
 8.000% to 8.499%....................               662                     75,846,534               12.3
 8.500% to 8.999%....................               940                     98,440,196               16.0
 9.000% to 9.499%....................               750                     71,447,084               11.6
 9.500% to 9.999%....................               832                     74,704,459               12.1
 10.000% to 10.499%..................               559                     40,464,635                6.6
 10.500% to 10.999%..................               593                     40,393,273                6.6
 11.000% to 11.499%..................               427                     25,337,511                4.1
 11.500% to 11.999%..................               447                     24,800,347                4.0
 12.000% to 12.499%..................               338                     17,068,731                2.8
 12.500% to 12.999%..................               232                     11,229,762                1.8
 13.000% to 13.499%..................               142                      6,687,796                1.1
 13.500% to 13.999%..................               108                      5,468,385                0.9
 14.000% to 14.499%..................                66                      2,657,161                0.4
 14.500% to 14.999%..................                34                      1,114,845                0.2
 15.000% to 15.499%..................                 6                        181,527                0.0
 15.500% to 15.999%..................                 4                         99,951                0.0
 17.000% to 17.499%..................                 1                         15,781                0.0
                                                  -----                   ------------              ------
           Totals....................             6,992                   $616,000,025              100.0%
                                                  =====                   ============              ======

         As of October 1, 2001, Mortgage Rates borne by the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 5.775% per annum to 17.350% per annum and the weighted average Mortgage Rate of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 9.328% per annum.

   Remaining Months to Stated Maturity for the Fixed Rate Mortgage Loan Group


                                                   Number of         Aggregate Principal        Percent of
   Range of Remaining Terms (Months)             Mortgage Loans      Balance Outstanding        Loan Group
   ---------------------------------             --------------      -------------------        ----------
    37 to 48..............................              3               $     113,694               0.0%
    49 to 60..............................             22                     848,917               0.1
    61 to 72..............................              7                     306,244               0.0
    73 to 84..............................             15                     694,407               0.1
    85 to 96..............................             14                     797,893               0.1
    97 to 108.............................             57                   2,645,443               0.4
   109 to 120.............................            209                   9,731,172               1.6
   121 to 132.............................              7                     434,892               0.1
   133 to 144.............................             17                   1,227,887               0.2
   145 to 156.............................              1                      42,689               0.0
   157 to 168.............................            507                  38,321,903               6.2
   169 to 180.............................          1,435                 101,650,043              16.5
   181 to 192.............................              5                     352,067               0.1
   193 to 204.............................             11                   1,331,463               0.2
   205 to 216.............................              7                     859,155               0.1
   217 to 228.............................            385                  29,347,876               4.8
   229 to 240.............................          1,241                 112,179,491              18.2
   253 to 264.............................              1                     144,549               0.0
   265 to 276.............................              2                     224,938               0.0
   277 to 288.............................              6                     594,021               0.1
   289 to 300.............................             31                   3,530,403               0.6
   301 to 312.............................              2                     211,019               0.0
   313 to 324.............................              3                     298,724               0.0
   325 to 336.............................              5                     588,524               0.1
   337 to 348 ............................            730                  67,287,917              10.9
   349 to 360.............................          2,269                 242,234,693              39.3
                                                    -----                ------------             ------
            Totals........................          6,992                $616,000,025             100.0%
                                                    =====                ============             ======

         As of October 1, 2001, the remaining terms to stated maturity of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 47 months to 360 months and the weighted average remaining term to stated maturity of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 277 months.

          Original Mortgage Loan Principal Balances for the Fixed Rate
                              Mortgage Loan Group


  Range of Original Mortgage                      Number of           Aggregate Principal       Percent of
  Loan Principal Balances                       Mortgage Loans        Balance Outstanding       Loan Group
  --------------------------                    --------------        -------------------       ----------
  $100,000 or less.......................            4,814               $268,343,118              43.6%
  $100,001 to $150,000...................            1,222                147,050,813              23.9
  $150,001 to $200,000...................              546                 92,482,592              15.0
  $200,001 to $250,000...................              221                 48,939,692               7.9
  $250,001 to $300,000...................              115                 31,360,732               5.1
  $300,001 to $350,000...................               35                 11,392,338               1.8
  $350,001 to $400,000...................               22                  8,195,031               1.3
  $400,001 to $450,000...................               10                  4,288,426               0.7
  $450,001 to $500,000...................                5                  2,437,717               0.4
  $600,001 to $650,000...................                1                    618,089               0.1
  $850,001 to $900,000...................                1                    891,477               0.1
                                                     -----               ------------             ------
           Totals........................            6,992               $616,000,025             100.0%
                                                     =====               ============             ======

         As of October 1, 2001, the outstanding principal balances of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from approximately $5,563 to approximately $891,477 and the average outstanding principal balance of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $88,101.

              Product Types for the Fixed Rate Mortgage Loan Group

                                                         Number of         Aggregate Principal         Percent of
  Product Type                                         Mortgage Loans      Balance Outstanding         Loan Group
  ------------                                         --------------      -------------------         ----------
  5 to 9 year Fixed.............................              64              $  2,938,908                  0.5%
  10 to 14 year Fixed...........................             291                14,133,623                  2.3
  15 to 19 year Fixed...........................           1,298                73,279,234                 11.9
  20 to 24 year Fixed...........................           1,627               141,483,224                 23.0
  25 to 29 year Fixed...........................              47                 5,245,829                  0.9
  30 year Fixed.................................           2,998               309,454,361                 50.2
  Balloon Loan..................................             667                69,464,845                 11.3
                                                           -----              ------------                ------
           Totals...............................           6,992              $616,000,025                100.0%
                                                           =====              ============                ======

          State Distributions of Mortgaged Properties in the Fixed Rate
                              Mortgage Loan Group

                                                       Number of       Aggregate Principal         Percent of
  State                                              Mortgage Loans    Balance Outstanding         Loan Group
  -----                                              --------------    -------------------         ----------
  Alabama..................................                  8           $      666,452                0.1%
  Arizona..................................                169               15,171,472                2.5
  Arkansas.................................                104                5,198,435                0.8
  California...............................                678               96,644,441               15.7
  Colorado.................................                113               13,601,594                2.2
  Connecticut..............................                 95               10,826,630                1.8
  Delaware.................................                 51                4,375,607                0.7
  District of Columbia.....................                  7                  471,450                0.1
  Florida..................................                576               45,890,434                7.4
  Georgia..................................                326               25,431,840                4.1
  Idaho....................................                 29                2,189,021                0.4
  Illinois.................................                359               31,193,228                5.1
  Indiana..................................                197               12,618,369                2.0
  Iowa....................................                  17                  841,376                0.1
  Kansas...................................                121                8,215,457                1.3
  Kentucky.................................                 74                4,835,458                0.8
  Louisiana................................                135                9,609,132                1.6
  Maine....................................                 38                2,086,940                0.3
  Maryland.................................                211               21,663,933                3.5
  Massachusetts............................                127               14,869,866                2.4
  Michigan.................................                459               32,593,003                5.3
  Minnesota................................                104                8,869,028                1.4
  Mississippi..............................                 73                4,554,106                0.7
  Missouri.................................                227               13,732,653                2.2
  Montana..................................                 23                1,450,481                0.2
  Nebraska.................................                 38                2,270,258                0.4
  Nevada...................................                 56                8,183,892                1.3
  New Hampshire............................                 45                4,208,871                0.7
  New Jersey...............................                262               30,685,835                5.0
  New Mexico...............................                 66                4,442,062                0.7
  New York.................................                315               34,615,181                5.6
  North Carolina...........................                 20                1,243,847                0.2
  North Dakota..........................                    11                  646,738                0.1
  Ohio.....................................                324               21,787,497                3.5
  Oklahoma.................................                 50                2,867,077                0.5
  Oregon...................................                 90               10,490,370                1.7
  Pennsylvania.............................                389               25,693,988                4.2
  Rhode Island.............................                 16                1,570,075                0.3
  South Carolina...........................                104                6,952,791                1.1
  South Dakota.............................                 10                  598,273                0.1
  Tennessee................................                167               11,350,647                1.8
  Texas....................................                 18                1,356,528                0.2
  Utah.....................................                 43                4,405,786                0.7
  Vermont..................................                 33                2,895,709                0.5
  Virginia.................................                272               22,129,416                3.6
  Washington...............................                142               16,130,217                2.6
  West Virginia............................                 95                5,684,774                0.9
  Wisconsin................................                 88                6,788,878                1.1
  Wyoming..................................                 17                1,400,911                0.2
                                                         -----             ------------              ------
           Totals..........................              6,992             $616,000,025              100.0%
                                                         =====             ============              ======

         No more than approximately 0.2% of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

           Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group

                                                     Number of      Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                     Mortgage Loans    Balance Outstanding           Loan Group
-----------------------------                     --------------    -------------------           ----------
50.00% or less.........................                 545               29,070,167                   4.7%
50.01% to 55.00%.......................                 160               11,107,844                   1.8
55.01% to 60.00%.......................                 252               18,083,959                   2.9
60.01% to 65.00%.......................                 247               21,266,874                   3.5
65.01% to 70.00%.......................                 439               38,954,017                   6.3
70.01% to 75.00%.......................                 835               75,055,085                  12.2
75.01% to 80.00%.......................                 879               81,662,411                  13.3
80.01% to 85.00%.......................               1,190              104,456,680                  17.0
85.01% to 90.00%.......................               2,080              210,595,324                  34.2
90.01% to 95.00%.......................                 202               19,756,559                   3.2
95.01% to 100.00%......................                 163                5,991,106                   1.0
                                                      -----             ------------                 ------
         Totals........................               6,992             $616,000,025                 100.0%
                                                      =====             ============                 ======

         As of October 1, 2001, the Loan-to-Value Ratios of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 6.39% to 100.00% and the weighted average Loan-to-Value Ratio of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 79.37%. With respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 4.5% of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool are in a second lien position.

              Lien Position for the Fixed Rate Mortgage Loan Group


                                                  Number of         Aggregate Principal           Percent of
Lien Position                                  Mortgage Loans       Balance Outstanding           Loan Group
-------------                                  --------------       -------------------           ----------
First Lien.............................             6,268               $588,180,097                  95.5%
Second Lien............................               724                 27,819,928                   4.5
                                                    -----               ------------                 ------
         Totals........................             6,992               $616,000,025                 100.0%
                                                    =====               ============                 ======


               Loan Purpose for the Fixed Rate Mortgage Loan Group

                                                           Number of         Aggregate Principal       Percent of
 Loan Purpose                                            Mortgage Loans      Balance Outstanding       Loan Group
 ------------                                            --------------      -------------------       ----------
 Purchase.......................................                240            $  23,983,390                3.9%
 Refinance--Rate/Term...........................                545               53,430,558                8.7
 Refinance--Cashout.............................              6,207              538,586,077               87.4
                                                              -----            -------------              ------
          Totals................................              6,992            $ 616,000,025              100.0%
                                                              =====            =============              ======

      Types of Mortgaged Properties for the Fixed Rate Mortgage Loan Group

                                                       Number of        Aggregate Principal       Percent of
Property Type                                       Mortgage Loans      Balance Outstanding       Loan Group
-------------                                       --------------      -------------------       ----------
Single Family Detached........................           6,373              $568,209,785              92.2%
Two-to-Four-family Dwelling Unit..............             156                15,585,513               2.5
Planned Unit Development......................             169                11,444,692               1.9
Condominium...................................             121                10,207,241               1.7
Manufactured Housing..........................             173                10,552,794               1.7
                                                         -----              ------------             ------
         Totals...............................           6,992              $616,000,025             100.0%
                                                         =====              ============             ======

          Documentation Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of        Aggregate Principal        Percent of
 Documentation                                     Mortgage Loans      Balance Outstanding        Loan Group
 -------------                                     --------------      -------------------        ----------
 Full Documentation..........................           6,661              $577,127,878               93.7%
 24 Month Bank Statement.....................              50                 6,913,943                1.1
 Reduced Documentation.......................              93                11,604,158                1.9
 Stated Income...............................             188                20,354,046                3.3
                                                        -----              ------------              ------
          Totals.............................           6,992              $616,000,025              100.0%
                                                        =====              ============              ======

             Occupancy Types for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Occupancy                                          Mortgage Loans       Balance Outstanding        Loan Group
 ---------                                          --------------       -------------------        ----------
 Owner Occupied..............................           6,919               $611,430,443               99.3%
 Second Home.................................               7                    443,067                0.1
 Investment..................................              66                  4,126,515                0.7
                                                        -----               ------------              ------
          Totals.............................           6,992               $616,000,025              100.0%
                                                        =====               ============              ======

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

        Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding        Loan Group
 --------------------------                         --------------       -------------------        ----------
 0...........................................             252               $  23,663,463              3.8%
 1 ..........................................             669                  62,327,795             10.1
 2...........................................             585                  49,161,078              8.0
 3...........................................             532                  47,894,754              7.8
 4...........................................             522                  53,676,318              8.7
 5...........................................             521                  51,492,898              8.4
 6...........................................             367                  33,372,034              5.4
 7...........................................             337                  27,246,954              4.4
 8...........................................             297                  26,613,560              4.3
 9...........................................             396                  33,971,977              5.5
 10..........................................             389                  33,181,574              5.4
 11..........................................             435                  35,806,332              5.8
 12..........................................             480                  42,325,796              6.9
 13..........................................             418                  34,686,143              5.6
 14..........................................             250                  19,245,921              3.1
 15..........................................             284                  22,431,171              3.6
 16..........................................             159                  12,050,182              2.0
 17..........................................              39                   2,517,811              0.4
 18..........................................              34                   2,188,567              0.4
 19..........................................              23                   1,911,044              0.3
 20..........................................               3                     234,652              0.0
                                                        -----                ------------            ------
          Totals.............................           6,992                $616,000,025            100.0%
                                                        =====                ============            ======

         As of October 1, 2001, the weighted average age of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 7 months.

           Credit Grade Summary for the Fixed Rate Mortgage Loan Group

                                                        Number of        Aggregate Principal        Percent of
                                                      Mortgage Loans     Balance Outstanding        Loan Group
                                                      --------------     -------------------        ----------
 Advanta Guidelines
         A*..................................                595             $  55,340,965              9.0%
         A+..................................              2,345               223,241,489             36.2
         A...................................              1,229                99,208,330             16.1
         A-..................................                427                32,463,667              5.3
         B...................................                415                31,309,453              5.1
         C...................................                 40                 2,882,964              0.5
         C-..................................                  9                   549,008              0.1
         D...................................                  2                   117,543              0.0
                                                           -----             -------------            ------
         Sub-Total...........................              5,062             $ 445,113,418             72.3%
                                                           =====             =============            ======

 CMMC Call Center Guidelines
         AO..................................                952             $  86,220,678             14.0%
         A-..................................                800                72,704,809             11.8
         B...................................                113                 7,745,461              1.3
         B-..................................                 40                 2,465,455              0.4
         C...................................                 16                   883,603              0.1
         C-..................................                  9                   866,600              0.1
                                                           -----             -------------            ------
         Sub-Total...........................              1,930             $ 170,886,607             27.7%
                                                           =====             =============            ======
         Totals..............................              6,992             $ 616,000,025            100.0%
                                                           =====             =============            ======

           Year of Origination for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding        Loan Group
 -------------------                                --------------       -------------------        ----------
 2000........................................            3,097              $ 256,835,416              41.7%
 2001........................................            3,895                359,164,609              58.3
                                                         -----              -------------             ------
         Totals..............................            6,992              $ 616,000,025             100.0%
                                                         =====              =============             ======

           Prepayment Penalties for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------                            --------------       -------------------        ----------
 None........................................             435                $ 36,851,900               6.0%
 12 months...................................              12                   1,097,918               0.2
 24 months...................................              21                   1,681,687               0.3
 36 months...................................             238                  22,076,088               3.6
 60 months...................................           6,286                 554,292,433              90.0
                                                        -----                ------------             ------
         Totals..............................           6,992                $616,000,025             100.0%
                                                        =====                ============             ======

         The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 59 months.

              Credit Scores for the Fixed Rate Mortgage Loan Group

                                                    Number of          Aggregate Principal        Percentage of
 Range of  Credit Scores                          Mortgage Loans       Balance Outstanding          Loan Group
 -----------------------                          --------------       -------------------        -------------
 Not Scored..................................             4                $    276,628                0.0%
 501 to 550..................................           400                  28,363,490                4.6
 551 to 600..................................         1,460                 115,496,569               18.7
 601 to 650..................................         2,546                 232,391,804               37.7
 651 to 700..................................         1,794                 164,323,631               26.7
 701 to 750..................................           664                  63,180,854               10.3
 751 to 800..................................           116                  11,282,593                1.8
 801 to 839..................................             8                     684,455                0.1
                                                      -----                ------------              ------
          Totals.............................         6,992                $616,000,025              100.0%
                                                      =====                ============              ======

         The Credit Scores of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of October 1, 2001 ranged from 501 to 839 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool in the that were scored as of October 1, 2001 was approximately 638.

                       Adjustable Rate Mortgage Loan Group

       Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group

                                                     Number of      Aggregate Principal       Percent of
 Range of Mortgage Rates                          Mortgage Loans    Balance Outstanding       Loan Group
 -----------------------                          --------------    -------------------       ----------
 5.000% to 5.499%.........................                1            $    270,145              0.1%
 5.500% to 5.999%.........................               11               2,404,935              1.3
 6.000% to 6.499%.........................               34               6,256,538              3.4
 6.500% to 6.999%.........................               68              11,699,518              6.4
 7.000% to 7.499%.........................              125              20,036,412             11.0
 7.500% to 7.999%.........................              140              22,636,792             12.4
 8.000% to 8.499%.........................              114              13,292,034              7.3
 8.500% to 8.999%.........................              194              21,499,533             11.8
 9.000% to 9.499%.........................              135              15,297,495              8.4
 9.500% to 9.999%.........................              178              20,368,327             11.2
 10.000% to 10.499%.......................              140              13,640,000              7.5
 10.500% to 10.999%.......................              124              11,097,031              6.1
 11.000% to 11.499%.......................               77               7,063,129              3.9
 11.500% to 11.999%.......................               76               5,690,105              3.1
 12.000% to 12.499%.......................               57               4,360,311              2.4
 12.500% to 12.999%.......................               43               3,474,544              1.9
 13.000% to 13.499%.......................               25               1,651,250              0.9
 13.500% to 13.999%.......................               13                 953,332              0.5
 14.000% to 14.499%.......................                3                 181,029              0.1
 14.500% to 14.999%.......................                2                  75,549              0.0
 15.500% to 15.999%.......................                1                  52,386              0.0
                                                      -----            ------------            ------
          Totals..........................            1,561            $182,000,396            100.0%
                                                      =====            ============            ======

         As of October 1, 2001, the current Mortgage Rates borne by the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 5.250% per annum to 15.625% per annum and the weighted average Mortgage Rate borne by the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 8.936% per annum.

 Remaining Months to Stated Maturity for the Adjustable Rate Mortgage Loan Group

                                                      Number of        Aggregate Principal       Percent of
Range of Remaining Terms (Months)                   Mortgage Loans     Balance Outstanding       Loan Group
---------------------------------                   --------------     -------------------       ----------
 97 to 108...............................                   1              $     47,851              0.0%
109 to 120...............................                   5                   253,456              0.1
157 to 168...............................                   5                   361,907              0.2
169 to 180...............................                  33                 2,815,706              1.5
193 to 204...............................                   1                    36,025              0.0
217 to 228...............................                  13                 1,171,397              0.6
229 to 240...............................                  42                 4,226,040              2.3
277 to 288...............................                   5                   357,031              0.2
289 to 300...............................                   4                   550,775              0.3
337 to 348...............................                 448                44,317,845             24.4
349 to 360...............................               1,004               127,862,361             70.3
                                                        -----              ------------            ------
         Totals..........................               1,561              $182,000,396            100.0%
                                                        =====              ============            ======

         As of October 1, 2001, the remaining terms to stated maturity of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 108 months to 360 months and the weighted average remaining term to stated maturity of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 345 months.

   Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage

Range of Original Mortgage                                  Number of       Aggregate Principal     Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding     Loan Group
-----------------------                                   --------------    -------------------     ----------
$100,000 or less.....................................            804            $ 52,248,603           28.7%
$100,001 to $150,000.................................            376              45,329,290           24.9
$150,001 to $200,000.................................            193              33,143,022           18.2
$200,001 to $250,000.................................             93              20,627,032           11.3
$250,001 to $300,000.................................             46              12,657,941            7.0
$300,001 to $350,000.................................             22               7,140,169            3.9
$350,001 to $400,000.................................             14               5,119,556            2.8
$400,001 to $450,000.................................             10               4,282,375            2.4
$450,001 to $500,000.................................              2                 931,853            0.5
$500,001 to $550,000.................................              1                 520,556            0.3
                                                               -----            ------------          ------
          Totals.....................................          1,561            $182,000,396          100.0%
                                                               =====            ============          ======

         As of October 1, 2001, the outstanding principal balances of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from approximately $16,090 to approximately $520,556 and the average outstanding principal balance of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $116,592.

            Product Types for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Product Type                                       Mortgage Loans       Balance Outstanding        Loan Group
 ------------                                       --------------       -------------------        ----------
 Six Month LIBOR Loan........................              52               $  3,878,838                2.1%
 1/29 LIBOR Loan.............................              31                  2,550,427                1.4
 2/28 LIBOR Loan.............................              95                  9,148,756                5.0
 3/27 LIBOR Loan.............................           1,189                141,285,408               77.6
 5/25 LIBOR Loan.............................             184                 23,637,358               13.0
 1 Year Treasury Loan........................               8                  1,205,399                0.7
 2/1 Treasury Loan...........................               1                     93,837                0.1
 3/1 Treasury Loan...........................               1                    200,373                0.1
                                                        -----               ------------              ------
          Totals.............................           1,561               $182,000,396              100.0%
                                                        =====               ============              ======

       State Distributions of Mortgaged Properties in the Adjustable Rate
                              Mortgage Loan Group

                                                   Number of          Aggregate Principal        Percent of
  State                                          Mortgage Loans       Balance Outstanding        Loan Group
  -----                                          --------------       -------------------        ----------
  Arizona....................................          36                 $  3,840,871               2.1%
  Arkansas...................................          25                    1,445,682               0.8
  California.................................         193                   37,384,219              20.5
  Colorado...................................          50                    6,713,290               3.7
  Connecticut................................          25                    3,373,248               1.9
  Delaware...................................          11                    1,121,817               0.6
  District of Columbia.......................           1                       72,201               0.0
  Florida....................................         121                   10,875,163               6.0
  Georgia....................................          46                    5,131,261               2.8
  Idaho......................................           9                      776,508               0.4
  Illinois...................................          78                    8,606,387               4.7
  Indiana....................................          32                    2,018,475               1.1
  Iowa.......................................           3                      161,141               0.1
  Kansas.....................................          19                    1,720,507               0.9
  Kentucky...................................           8                      678,076               0.4
  Louisiana..................................          35                    2,952,801               1.6
  Maine......................................          14                    1,329,572               0.7
  Maryland...................................          36                    4,004,918               2.2
  Massachusetts..............................          52                    8,193,757               4.5
  Michigan...................................         127                   11,551,527               6.3
  Minnesota..................................          38                    3,799,617               2.1
  Mississippi................................          14                    1,052,291               0.6
  Missouri...................................          40                    3,990,918               2.2
  Montana....................................           3                      255,183               0.1
  Nebraska...................................           5                      383,301               0.2
  Nevada.....................................          18                    2,253,727               1.2
  New Hampshire..............................          14                    1,937,169               1.1
  New Jersey.................................          59                    8,567,886               4.7
  New Mexico.................................          15                    1,707,432               0.9
  New York...................................          74                   10,353,510               5.7
  North Carolina.............................          12                    1,255,919               0.7
  North Dakota...............................           3                      169,617               0.1
  Ohio.......................................          49                    4,058,997               2.2
  Oklahoma...................................           6                      393,930               0.2
  Oregon.....................................          27                    3,296,145               1.8
  Pennsylvania...............................          58                    5,290,329               2.9
  Rhode Island...............................          10                    1,325,838               0.7
  South Carolina.............................          24                    2,432,469               1.3
  South Dakota...............................           4                      228,648               0.1
  Tennessee..................................          25                    2,209,518               1.2
  Texas......................................           5                      347,150               0.2
  Utah.......................................           3                      265,973               0.1
  Vermont....................................           9                      737,587               0.4
  Virginia...................................          44                    5,320,660               2.9
  Washington.................................          34                    5,003,503               2.7
  West Virginia..............................          17                    1,141,463               0.6
  Wisconsin..................................          25                    1,961,227               1.1
  Wyoming....................................           5                      308,967               0.2
                                                    -----                 ------------             ------
          Totals.............................       1,561                 $182,000,396             100.0%
                                                    =====                 ============             ======

         No more than approximately 0.5% of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

        Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group

                                                    Number of         Aggregate Principal         Percent of
Range of Loan-to-Value Ratios                    Mortgage Loans       Balance Outstanding         Loan Group
-----------------------------                    --------------       -------------------         ----------
50.00% or less...........................               63               $  5,027,551                 2.8%
50.01% to 55.00%.........................               19                  2,035,252                 1.1
55.01% to 60.00%.........................               41                  4,197,837                 2.3
60.01% to 65.00%.........................               40                  4,158,282                 2.3
65.01% to 70.00%.........................               77                  9,068,793                 5.0
70.01% to 75.00%.........................              157                 17,519,649                 9.6
75.01% to 80.00%.........................              206                 26,002,759                14.3
80.01% to 85.00%.........................              301                 37,297,792                20.5
85.01% to 90.00%.........................              629                 73,428,278                40.3
90.01% to 95.00%.........................               24                  3,000,019                 1.6
95.01% to 100.00%........................                4                    264,185                 0.1
                                                     -----               ------------               ------
         Totals..........................            1,561               $182,000,396               100.0%
                                                     =====               ============               ======

         As of October 1, 2001, the Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 11.24% to 99.58% and the weighted average Loan-to-Value Ratio of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 81.44%.

            Lien Position for the Adjustable Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal           Percent of
Lien Position                                  Mortgage Loans       Balance Outstanding           Loan Group
-------------                                  --------------       -------------------           ----------
First Lien.............................             1,561               $182,000,396                 100.0%
                                                    -----               ------------                 ------
         Totals........................             1,561               $182,000,396                 100.0%
                                                    =====               ============                 ======

            Loan Purpose for the Adjustable Rate Mortgage Loan Group

                                                        Number of        Aggregate Principal       Percent of
 Loan Purpose                                        Mortgage Loans      Balance Outstanding       Loan Group
 ------------                                        --------------      -------------------       ----------
 Purchase..................................                  69              $  6,579,167               3.6%
 Refinance--Rate/Term......................                 131                14,640,721               8.0
 Refinance--Cashout........................               1,361               160,780,508              88.3
                                                          -----              ------------             ------
          Totals...........................               1,561              $182,000,396             100.0%
                                                          =====              ============             ======

    Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------      -------------------       ----------
Single Family Detached.........................           1,368              $160,119,215             88.0%
Two-to-four-family Dwelling Unit...............              62                 7,721,597              4.2
Planned Unit Development.......................              43                 4,560,888              2.5
Condominium....................................              60                 7,353,234              4.0
Manufactured Housing...........................              28                 2,245,461              1.2
                                                          -----              ------------            ------
         Totals................................           1,561              $182,000,396            100.0%
                                                          =====              ============            ======

        Documentation Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of        Aggregate Principal        Percent of
 Documentation                                     Mortgage Loans      Balance Outstanding        Loan Group
 -------------                                     --------------      -------------------        ----------
 Full Documentation..........................           1,480              $168,977,822              92.8%
 24 Month Bank Statement.....................              10                 1,689,311               0.9
 Reduced Documentation.......................              25                 4,854,998               2.7
 Stated Income...............................              46                 6,478,265               3.6
                                                        -----              ------------             ------
          Totals.............................           1,561              $182,000,396             100.0%
                                                        =====              ============             ======

           Occupancy Types for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Occupancy                                          Mortgage Loans       Balance Outstanding        Loan Group
 ---------                                          --------------       -------------------        ----------
 Owner-occupied..............................             1,535               $180,067,025              98.9%
 Second Home.................................                 8                    908,003               0.5
 Investment..................................                18                  1,025,368               0.6
                                                          -----               ------------             ------
          Totals.............................             1,561               $182,000,396             100.0%
                                                          =====               ============             ======


  The information set forth above is based upon representations of the related mortgagor at the time of origination.

      Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal     Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding     Loan Group
 --------------------------                         --------------       -------------------     ----------
 0...........................................              61               $  7,338,900             4.0%
 1...........................................             106                 13,461,006             7.4
 2...........................................             106                 13,010,375             7.1
 3...........................................             110                 13,891,635             7.6
 4...........................................             127                 17,106,672             9.4
 5...........................................             135                 17,322,845             9.5
 6...........................................             105                 14,208,739             7.8
 7...........................................              71                  9,271,960             5.1
 8...........................................              54                  5,887,568             3.2
 9...........................................              80                  8,945,513             4.9
 10..........................................              72                  8,358,565             4.6
 11..........................................              63                  7,040,670             3.9
 12..........................................              80                  8,388,156             4.6
 13..........................................              69                  7,150,611             3.9
 14..........................................              64                  5,832,492             3.2
 15..........................................             102                 10,323,861             5.7
 16..........................................              77                  7,263,854             4.0
 17..........................................              50                  4,790,415             2.6
 18..........................................              16                  1,249,381             0.7
 19..........................................              13                  1,157,179             0.6
                                                        -----               ------------           ------
          Totals.............................           1,561               $182,000,396           100.0%
                                                        =====               ============           ======

         As of October 1, 2001, the weighted average age of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 7 months.

        Credit Grade Summary for the Adjustable Rate Mortgage Loan Group

                                                        Number of        Aggregate Principal        Percent of
                                                      Mortgage Loans     Balance Outstanding        Loan Group
                                                      --------------     -------------------        ----------
 Advanta Guidelines
         A*..................................                 77             $  10,375,301              5.7%
         A+..................................                472                60,048,865             33.0
         A...................................                312                35,325,675             19.4
         A-..................................                145                14,795,376              8.1
         B...................................                184                17,138,333              9.4
         C...................................                 16                 1,284,733              0.7
         C-..................................                  4                   264,104              0.1
                                                           -----             -------------            ------
         Sub-Total...........................              1,210             $ 139,232,387             76.5%

 CMMC Call Center Guidelines
         AO..................................                 57             $   9,457,854              5.2%
         A-..................................                177                21,165,828             11.6
         B...................................                 80                 8,174,258              4.5
         B-..................................                 23                 2,658,808              1.5
         C...................................                  8                   758,437              0.4
         C-..................................                  6                   552,823              0.3
                                                           -----             -------------            ------
         Sub-Total...........................                351             $  42,768,009             23.5%
                                                           =====             =============            ======
         Totals..............................              1,561             $ 182,000,396            100.0%
                                                           =====             =============            ======

         Year of Origination for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding        Loan Group
 -------------------                                --------------       -------------------        ----------
 2000........................................             731                $ 75,433,293               41.4%
 2001........................................             830                 106,567,103               58.6
                                                        -----                ------------              ------
          Totals.............................           1,561                $182,000,396              100.0%
                                                        =====                ============              ======

       Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group

Range of Maximum                                    Number of         Aggregate Principal           Percent of
Mortgage Rates                                   Mortgage Loans       Balance Outstanding           Loan Group
----------------                                 --------------       -------------------           ----------
12.000% to 12.499%.......................                1                $    270,145                 0.1%
12.500% to 12.999%.......................               11                   2,404,935                 1.3
13.000% to 13.499%.......................               34                   6,256,538                 3.4
13.500% to 13.999%.......................               68                  11,699,518                 6.4
14.000% to 14.499%.......................              122                  19,581,807                10.8
14.500% to 14.999%.......................              139                  22,608,419                12.4
15.000% to 15.499%.......................              116                  13,675,106                 7.5
15.500% to 15.999%.......................              195                  21,516,732                11.8
16.000% to 16.499%.......................              137                  15,612,730                 8.6
16.500% to 16.999%.......................              178                  20,525,612                11.3
17.000% to 17.499%.......................              136                  13,074,564                 7.2
17.500% to 17.999%.......................              124                  10,834,680                 6.0
18.000% to 18.499%.......................               76                   7,119,150                 3.9
18.500% to 18.999%.......................               77                   5,803,838                 3.2
19.000% to 19.499%.......................               59                   4,539,832                 2.5
19.500% to 19.999%.......................               42                   3,414,764                 1.9
20.000% to 20.499%.......................               25                   1,676,536                 0.9
20.500% to 20.999%.......................               14                   1,013,113                 0.6
21.000% to 21.499%.......................                4                     244,443                 0.1
21.500% to 21.999%.......................                2                      75,549                 0.0
22.500% to 22.999%.......................                1                      52,386                 0.0
                                                     -----                ------------               ------
         Totals..........................            1,561                $182,000,396               100.0%
                                                     =====                ============               ======

         As of October 1, 2001, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 12.250% per annum to 22.625% per annum and the weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was 15.941% per annum.

        Prepayment Penalties for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------                            --------------       -------------------        ----------
 None........................................              94               $ 12,780,250                 7.0%
 12 months...................................              11                  1,409,249                 0.8
 24 months...................................              60                  6,241,778                 3.4
 36 months...................................             109                 14,030,194                 7.7
 48 months ..................................               1                     58,829                 0.0
 60 months...................................           1,286                147,480,096                81.0
                                                        -----               ------------               ------
          Totals.............................           1,561               $182,000,396               100.0%
                                                        =====               ============               ======

         The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 56 months.

        Next Adjustment Date for the Adjustable Rate Mortgage Loan Group

                                                    Number of        Aggregate Principal            Percent of
Next Adjustment Date                             Mortgage Loans      Balance Outstanding            Loan Group
--------------------                             --------------      -------------------            ----------
Nov 2001.................................               15               $  1,154,936                    0.6%
Dec 2001.................................               11                    671,375                    0.4
Jan 2002.................................               18                  1,421,318                    0.8
Feb 2002.................................               26                  2,684,096                    1.5
Mar 2002.................................               17                  1,124,493                    0.6
Apr 2002.................................               39                  3,759,803                    2.1
May 2002.................................               19                  1,771,654                    1.0
Jun 2002.................................               23                  2,370,697                    1.3
Jul 2002.................................                6                    588,258                    0.3
Aug 2002.................................                6                    604,987                    0.3
Sep 2002.................................                1                     63,921                    0.0
Oct 2002.................................                1                     61,291                    0.0
Nov 2002.................................                2                    414,372                    0.2
Dec 2002.................................                1                     23,932                    0.0
Jan 2003.................................                1                     80,460                    0.0
Feb 2003.................................                2                    142,984                    0.1
Mar 2003.................................                8                    606,887                    0.3
Apr 2003.................................               25                  2,129,161                    1.2
May 2003.................................               51                  4,702,424                    2.6
Jun 2003.................................               79                  8,260,072                    4.5
Jul 2003.................................               42                  4,185,787                    2.3
Aug 2003.................................               52                  5,558,352                    3.1
Sep 2003.................................               64                  6,929,856                    3.8
Oct 2003.................................               68                  7,704,547                    4.2
Nov 2003.................................               67                  7,754,558                    4.3
Dec 2003.................................               75                  8,506,975                    4.7
Jan 2004.................................               46                  5,765,947                    3.2
Feb 2004.................................               57                  7,425,350                    4.1
Mar 2004.................................               89                 11,779,290                    6.5
Apr 2004.................................              132                 18,304,003                   10.1
May 2004.................................              121                 15,413,468                    8.5
Jun 2004.................................               74                 10,312,737                    5.7
Jul 2004.................................               51                  6,321,775                    3.5
Aug 2004.................................               50                  5,261,778                    2.9
Sep 2004.................................               38                  4,501,495                    2.5
Feb 2005.................................                3                    170,499                    0.1
Apr 2005.................................                1                    102,111                    0.1
May 2005.................................                2                    142,577                    0.1
Jun 2005.................................                1                     59,098                    0.0
Jul 2005.................................                1                     62,964                    0.0
Sep 2005.................................                1                     58,706                    0.0
Nov 2005.................................                2                    426,046                    0.2
Dec 2005.................................                2                    226,176                    0.1
Mar 2006.................................                4                    698,374                    0.4
May 2006.................................                5                    542,197                    0.3
Jun 2006.................................               31                  3,846,949                    2.1
Jul 2006.................................               51                  6,286,825                    3.5
Aug 2006.................................               51                  7,072,832                    3.9
Sep 2006.................................               29                  3,942,005                    2.2
                                                     -----               ------------                  ------
         Totals..........................            1,561               $182,000,396                  100.0%
                                                     =====               ============                  ======

            Credit Scores for the Adjustable Rate Mortgage Loan Group

 Range of                                               Number of      Aggregate Principal         Percent of
 Credit Scores                                       Mortgage Loans    Balance Outstanding         Loan Group
 -------------                                       --------------    -------------------         ----------
 501 to 550..................................              190           $   17,015,518                 9.3%
 551 to 600..................................              466               50,750,217                27.9
 601 to 650..................................              557               67,422,371                37.0
 651 to 700..................................              263               34,717,293                19.1
 701 to 750..................................               75               10,358,271                 5.7
 751 to 785..................................               10                1,736,726                 1.0
                                                         -----           --------------               ------
          Totals.............................            1,561           $  182,000,396               100.0%
                                                         =====           ==============               ======

         The Credit Scores of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of October 1, 2001 ranged from 501 to 785 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of October 1, 2001 was approximately 619.